UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 22, 2020

COSTCO WHOLESALE CORPORATION

(Exact name of registrant as specified in its charter)

Washington	0-20355	91-1223280
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

999 Lake Drive

Issaquah, WA 98027

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: 425-313-8100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	COST	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders

On January 22, 2020, Costco Wholesale Corporation (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”). There were 441,784,433 shares of common stock entitled to be voted; 359,036,612 shares were voted in person or by proxy. Shareholders voted on the following matters:

1.	The election of each of the four directors nominated by the Board of Directors to hold office until the 2021 Annual Meeting of Shareholders and until their successors are elected and qualified;

2.	The ratification of the selection of KPMG LLP as the Company’s independent auditors for fiscal year 2020;

3.	The approval, on an advisory basis, of the compensation of the Company’s executive officers for fiscal year 2019 as disclosed in the Company’s definitive proxy statement on Schedule 14A for the Annual Meeting filed with the Securities and Exchange Commission on December 10, 2019;

4.	Approval to amend the Articles of Incorporation to permit removal of directors without cause;

5.	A shareholder proposal regarding a director skills matrix and disclosure of board ideology.

All items except Item 5 were approved. The results of the votes are set forth below:

Election of Directors

Nominees	For	Withheld	Broker Non-Votes
Susan L. Decker	286,299,043	10,279,137	62,458,432
Richard A. Galanti	279,535,213	17,042,967	62,458,432
Sally Jewell	295,564,106	1,014,074	62,458,432
Charles T. Munger	282,665,971	13,912,209	62,458,432

Ratification of the Selection of Auditors

For	Against	Abstain
353,188,495	5,300,606	547,511

Advisory Vote on Executive Compensation

For	Against	Abstain	Broker Non-Votes
286,426,908	9,377,518	773,754	62,458,432

Approval to amend the Articles of Incorporation to permit removal of directors without cause

For	Against	Abstain	Broker Non-Votes
294,219,685	1,704,912	653,583	62,458,432

Shareholder Proposal regarding a director skills matrix and disclosure of board ideology

For	Against	Abstain	Broker Non-Votes
4,222,775	289,623,523	2,731,882	62,458,432

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, on January 28, 2020.

COSTCO WHOLESALE CORPORATION

By:	/s/ John Sullivan
John Sullivan
Senior Vice President, General Counsel and Secretary

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